Virtus Equity Trust
Virtus Opportunities Trust
Virtus Strategy Trust

Supplement dated November 5, 2026 to the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information, pertaining to all series of Virtus Equity Trust, all series of Virtus Opportunities Trust other than Virtus Stone Harbor Emerging Markets Bond Fund, Virtus Stone Harbor Emerging Markets Debt Income Fund and Stone Harbor Local Markets Fund, and all series of Virtus Strategy Trust, each dated January 28, 2026, as supplemented

Virtus Alternative Solutions Trust

Supplement dated November 5, 2026 to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information,
pertaining to Virtus Duff & Phelps Select MLP and Energy Fund each dated February 27, 2026

The Merger Fund® VL
The Merger Fund®
Virtus Event Opportunities Trust

Supplement dated November 5, 2026 to the Summary Prospectuses, Statutory Prospectuses and
Statements of Additional Information, each dated April 28, 2026

Virtus Asset Trust

Supplement dated November 5, 2026 to the Summary Prospectuses, Statutory Prospectus and
Statement of Additional Information, each dated April 28, 2026, as supplemented

All of the aforementioned Prospectuses are collectively defined as the “Prospectuses.”

All of the aforementioned Statements of Additional Information are collectively defined as the “SAIs.”

All of the aforementioned Trusts are collectively defined as the “Trusts,” the series of which are defined as the “Funds.”

IMPORTANT NOTICE TO INVESTORS

Effective November 2, 2026, each Fund’s expense limitation agreement has been amended to reflect changes to the list of expenses that are excluded from the limitation arrangements. As a result, all references in the Funds’ Prospectuses and SAIs to the expenses that are excluded from the “total operating expenses” of a Fund for purposes of its expense limitation arrangements are hereby updated to the following: front-end or contingent deferred sales charges, taxes (federal, state or otherwise), tax reclaim expenses, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, depositary receipt program fees, expenses incurred in connection with any merger or reorganization, expenses incurred in connection with any meeting of the fund's shareholders, unusual or infrequently occurring expenses, litigation expenses (including expenses for responding to document requests for litigation to which the fund is not a party), acquired fund fees and expenses, and dividend expenses, if any.of

Investors should retain this supplement with the Prospectuses and SAIs for future reference.

MultiTrust ELA Disclosure update (11/2026)